                                                                    EXHIBIT 10.2


                                                                  EXECUTION COPY

================================================================================






                    ---------------------------------------
                                  $250,000,000
                          7 3/8% SENIOR NOTES DUE 2005
                    ---------------------------------------



                          REGISTRATION RIGHTS AGREEMENT





                           DATED AS OF AUGUST 17, 1998
                                  BY AND AMONG

                     PROTECTION ONE ALARM MONITORING, INC.,
               THE GUARANTORS NAMED ON THE SIGNATURE PAGES HERETO

                                       AND

                            BEAR, STEARNS & CO. INC.
                              LEHMAN BROTHERS INC.
                        MORGAN STANLEY & CO. INCORPORATED
                              SALOMON BROTHERS INC



================================================================================

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") is made and entered into as of August 17, 1998 by and among Protection One Alarm Monitoring, Inc., a Delaware corporation (the "Company"), Protection One, Inc., a Delaware corporation, Westar Security, Inc., a Kansas corporation, and WestSec, Inc., a Kansas corporation (the "Guarantors"), and Bear, Stearns & Co. Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"), each of whom has agreed to purchase the Company's 7 3/8% Senior Notes due 2005 (the "Initial Notes") pursuant to the Purchase Agreement (as defined below).

                  This Agreement is made pursuant to the Purchase Agreement, dated August 12, 1998, (the "Purchase Agreement"), by and among the Company, the Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Initial Notes, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated August 17, 1998, among the Company, the Guarantors and The Bank of New York, as trustee, relating to the Initial Notes and the Exchange Notes (as defined) (the "Indenture").



         1.       Certain Definitions.

         For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

                  (a) "Closing Date" means the date on which the Initial Notes are initially issued.

                  (b) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

                  (c) "Consummate" An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for the period required under Section 2(a) hereof and (c) the delivery by the Company to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Initial Notes tendered by Holders thereof pursuant to the Exchange Offer.

                  (d) "Effective Time," in the case of (i) an Exchange Offer, means the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and
         (ii) a Shelf Registration, means the time and date as of which the Commission declares the Shelf Registration effective or as of which the Shelf Registration otherwise becomes effective.

                  (e) "Exchange Act" means the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

                  (f) "Exchange Notes" has the meaning assigned thereto under
         Section 2(a).

                  (g) "Exchange Offer" has the meaning assigned thereto in
         Section 2(a).

                  (h) "Exchange Offer Registration Statement" has the meaning assigned thereto in Section 2(a).

                  (i) "Exchange Registration" has the meaning assigned thereto in Section 3(f).

                  (j) "Holder" means each Initial Purchaser for so long as it holds of record any Transfer Restricted Securities, and such of its respective successors and assigns who acquire and hold of record Transfer Restricted Securities, directly or indirectly, from such person or from any successor or assign of such person, in each case for so long as such person owns any Transfer Restricted Securities.

                  (k) "Participant" has the meaning as assigned thereto in
         Section 6(a).

                  (l) "Person" means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

                  (m) "Registration Default" has the meaning assigned thereto in
         Section 2(c).

                  (n) "Registration Expenses" has the meaning assigned thereto in Section 4.

                  (o) "Resale Period" means the period beginning on the date the Shelf Registration becomes effective and ending on the earlier of (i) the Shelf Registration ceasing to be effective or (ii) the second anniversary of the Closing Date.

                  (p) "Restricted Holder" means (i) a Holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a Holder who acquires Exchange Notes outside the ordinary course of such Holder's business, (iii) a Holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Notes, or (iv) a broker-dealer who receives Initial Notes for its own account but did not acquire the Initial Notes as a result of market-making activities or other trading activities.

                  (q) "Rule 144," "Rule 405" and "Rule 415" means, in each case, such rule promulgated under the Securities Act.

                  (r) "Securities Act" means the Securities Act of 1933, or any successor thereto, as the same may be amended from time to time.

                  (s) "Shelf Registration" has the meaning assigned thereto in
         Section 2(b).

                  (t) "Transfer Restricted Securities" means the Initial Notes; provided, however, that such Initial Notes shall cease to be Transfer Restricted Securities when (i) such Initial Notes have been exchanged for Exchange Notes in an Exchange Offer; (ii) in the circumstances contemplated by Section 2(b), a registration statement registering such Initial Notes under the Securities Act has been declared or becomes effective and such Initial Notes have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement; (iii) such Initial Notes are sold pursuant to Rule 144 under circumstances in which any legend borne by such Initial Notes relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed or such Initial Notes are eligible to be sold pursuant to paragraph (k) of Rule 144; or (iv) such Initial Notes shall cease to be outstanding.

                  (u) "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

         2.       Registration Under the Securities Act.

                  (a) Except as set forth in Section 2(b), the Company and the Guarantors agree to use their respective reasonable best efforts to file under the Securities Act a registration statement (the "Exchange Offer Registration Statement") with the Commission on or prior to 45 days after the Closing Date (such 45th day the "Exchange Deadline") relating to an offer to exchange (the "Exchange Offer") any and all of the Initial Notes for a like aggregate amount of securities issued by the Company, which have the same terms as the Initial Notes (and are entitled to the benefits of a trust indenture which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain restrictions on transfers. The Company and the Guarantors agree to use their respective reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 120 days after the Closing Date (such 120th day the "Exchange Effectiveness Deadline"). The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply in all material respects with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company will commence the Exchange Offer and use its best efforts to issue on or prior to 30 business days after the date on which the Exchange Offer Registration Statement was declared effective by the Commission, Exchange Notes in exchange for all Notes tendered prior thereto in the Exchange Offer. The Exchange Offer shall be deemed to have been completed upon the Company having exchanged, pursuant to the Exchange Offer, 7 3/8% Senior Notes due 2005 (the "Exchange Notes") for all Initial Notes that have been properly tendered and not withdrawn before the expiration of the Exchange
         Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Exchange Offer will be deemed completed only if the Exchange Notes received by Holders (other than Restricted Holders) in the Exchange Offer for Initial Notes are, upon receipt, transferable by each such Holder without restriction imposed thereon by the Securities Act or the Exchange Act and without material restrictions imposed thereon by the blue sky or securities laws of a substantial majority of the States of the United States of America.

                  (b) If (i) the Company is not required to file the Exchange Offer Registration Statement or permitted to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy or (ii) any Holder of Transfer Restricted Securities notifies the Company prior to the 20th day following Consummation of the Exchange Offer that (A) it is prohibited by law or Commission policy from participating in the Exchange Offer or (B) that it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Offer is not appropriate or available for such resales or (C) that it is a broker-dealer and owns Notes acquired directly from the Company or an affiliate of the Company, then in addition to or in lieu of conducting the Exchange Offer contemplated by Section 2(a), the Company and the Guarantors shall file under the Securities Act as promptly as practicable a "shelf" registration statement (the "Shelf Registration") with the Commission on or prior to 45 days after such filing obligation arises (such 45th day the "Shelf Deadline" and, together with the Exchange Deadline, the "Filing Deadline") and use its best efforts to cause the Shelf Registration to be declared effective by the Commission on or prior to 120 days after such obligation arises (such 120th day the "Shelf Effectiveness Deadline" and, together with the Exchange Effectiveness Deadline, the "Effectiveness Deadline") providing for the registration of, and the sale on a continuous or delayed basis by any such Holder of, all of the Transfer Restricted Securities held by such Holder, pursuant to Rule 415 or any similar rule that may be adopted by the Commission. The Company and the Guarantors agree to use their respective reasonable best efforts to cause the Shelf Registration to become or be declared effective and to keep such Shelf Registration continuously effective for a period (the "Effectiveness Period") ending on the earlier of (i) the second anniversary of the Closing Date or (ii) such time as there are no longer any Transfer Restricted Securities outstanding. The Company and the Guarantors further agree to supplement or make amendments to the Shelf Registration during the Effectiveness Period, as and when required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company and the Guarantors agree to furnish to the Holders of the Transfer Restricted Securities copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company, the Company may allow the Shelf Registration to fail to be effective and usable as a result of such nondisclosure for up to 60 days during the two year period of effectiveness required by Section 2 hereof, but in no event for any period in excess of 30 consecutive days.

                  (c) If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated within 30 business days of the Exchange Effectiveness Deadline (the "Consummation Deadline") or (iv) except as provided in the last sentence of paragraph (b) of this Section, any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within 5 days of filing such post-effective amendment to such Registration Statement (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Company and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 in principal amount of Transfer Restricted Securities; provided that the Company and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration) to again be declared effective or made usable, in the case of (iv) above, or (5) if sooner, upon the first date on which no Transfer Restricted Securities are outstanding in the case of clauses (i) - (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

                  All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Company and the Guarantors to pay liquidated damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

         3.       Registration Procedures.

         The following provisions shall apply to registration statements filed pursuant to Section 2:

                  (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company and the Guarantors shall qualify the Indenture under the Trust Indenture Act.

                  (b) In connection with the Company's obligations with respect to the Shelf Registration, if applicable, the Company and the Guarantors shall, as soon as reasonably practicable (or as otherwise specified herein):

                           (i) prepare and file with the Commission a
                  registration statement with respect to the Shelf Registration on any form which may be utilized by the Company and the Guarantors and which shall permit the disposition of the Transfer Restricted Securities in accordance with the intended method or methods thereof, as specified in writing by the Holders of the Transfer Restricted Securities, and use their respective reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter;

                           (ii) prepare and file with the Commission such
                  amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the Holders of the Transfer Restricted Securities copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                           (iii) comply in all material respects, as to all
                  matters within the Company's and the Guarantors' control, with the provisions of the Securities Act with respect to the disposition of all of the Transfer Restricted Securities covered by such registration statement in accordance with the intended methods of disposition by the Holders thereof provided for in such registration statement;

                           (iv) permit any of (A) the Holders of the Transfer
                  Restricted Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent and (E) not more than one counsel for all the Holders of such Transfer Restricted Securities who so request of the Company and the Guarantors in writing to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

                           (v) for a reasonable period prior to the filing of
                  such registration statement, and throughout the Resale Period, make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(b)(iv), who shall certify to the Company and the Guarantors that they have a current intention to sell their Transfer Restricted Securities pursuant to the

                  Shelf Registration, such financial and other information and books and records of the Company and the Guarantors, and cause the officers, employees, counsel and independent certified public accountants of the Company and the Guarantors to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records concerning the Company or the Guarantors until such time as
                  (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company and the Guarantors prompt prior written notice of such requirement and the opportunity to contest the same or seek an appropriate protective order), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (vi) promptly notify the selling Holders of Transfer
                  Restricted Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof named in the Shelf Registration or a supplement thereto, and confirm such notice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or written threat of any proceedings for that purpose, (C) of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, or (D) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder;

                           (vii) use their reasonable best efforts to obtain the
                  withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                           (viii) if requested by any managing underwriter or
                  underwriters, any placement or sales agent or any Holder of Transfer Restricted Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission relating to the terms of the sale of such Transfer Restricted Securities, including information with respect to the principal amount of Transfer Restricted Securities being sold by such Holder or agent or to any underwriters, the name and description of such Holder, agent or underwriter, the offering price of such Transfer Restricted Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Transfer Restricted Securities to be sold by such Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                           (ix) furnish to each Holder of Transfer Restricted
                  Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(b)(iv) an executed (or conformed) copy of such registration statement, each such amendment or supplement thereto (in each case including all exhibits thereto) and such number of copies of such registration statement (excluding exhibits thereto) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder; and the Company and the Guarantors hereby consent to the use of such prospectus (including any such preliminary or summary prospectus) and any amendment or supplement thereto by each such Holder and by any such agent and underwriter, in each case, in the form most recently provided to such person by the Company or the Guarantors in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus (including any such preliminary or summary prospectus) or any supplement or amendment thereto; and

                           (x) use their respective reasonable best efforts to
                  (A) register or qualify the Transfer Restricted Securities to be included in such registration statement under such securities laws or blue sky laws of such United States jurisdictions as any Holder of such Transfer Restricted Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, and
                  (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) and for so long as may be necessary to enable any such Holder, agent or underwriter to complete its distribution of Transfer Restricted Securities pursuant to such registration statement but in any event not later than the date through which the Company and the Guarantors are required to keep the Shelf Registration effective pursuant to Section 2(b); provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(b)(x), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders.

         In case any of the foregoing obligations is dependent upon information provided or to be provided by a party other than the Company or the Guarantors, such obligation shall be subject to the provision of such information by such party; provided that the Company and the Guarantors shall use their respective reasonable best efforts to obtain the necessary information from any party responsible for providing such information.

                  (c) In the event that the Company would be required, pursuant to Section 3(b)(vi)(D), to notify the selling Holders of Transfer Restricted Securities, the placement or sales agent, if any, therefor or the managing underwriters, if any, thereof named in the Shelf Registration or a supplement thereto of the existence of the circumstances described therein, the Company and the Guarantors shall promptly prepare and furnish to each such Holder, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Transfer Restricted Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder. Each Holder of Transfer Restricted Securities agrees that upon receipt of any notice from the Company or the Guarantors, pursuant to Section 3(b)(vi)(D), such Holder shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Transfer Restricted Securities pursuant to the registration statement applicable to such Transfer Restricted Securities until such Holder (i) shall have received copies of such amended or supplemented prospectus and, if so directed by the Company or the Guarantors, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Transfer Restricted Securities at the time of receipt of such notice or (ii) shall have received notice from the Company or the Guarantors that the disposition of Transfer Restricted Securities pursuant to the Shelf Registration may continue.

                  (d) The Company or the Guarantors may require each Holder of Transfer Restricted Securities as to which any registration pursuant to
         Section 2(b) is being effected to furnish to the Company or the Guarantors such information regarding such Holder and such Holder's intended method of distribution of such Transfer Restricted Securities as the Company or the Guarantors may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such Holder agrees to notify the Company or the Guarantors as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or the Guarantors or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of disposition of such Transfer

         Restricted Securities or omits to state any material fact regarding such Holder or such Holder's intended method of disposition of such Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company or the Guarantors any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the disposition of such Transfer Restricted Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (e) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the Initial Notes that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

                  (f) In connection with the Company's and the Guarantors' obligations with respect to the registration of Exchange Notes as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company and the Guarantors shall, as soon as reasonably practicable (or as otherwise specified):

                           (i) prepare and file with the Commission such
                  amendments and supplements to the Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness thereof for the periods and purposes contemplated in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of the Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Notes with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request for use in connection with resales of Exchange Notes;

                           (ii) for a period of 120 days from the date on which
                  the Exchange Offer Registration Statement is declared effective (the "120 Day Period"), promptly notify each broker-dealer that has requested or received copies of the prospectus included in the Exchange Offer Registration Statement, and confirm such advice in writing, (A) when any prospectus amendment or supplement or post-effective amendment to the Exchange Offer Registration Statement has been filed, and, with respect to any post-effective amendment to the Exchange Offer Registration Statement, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of the Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Notes for sale in any United States jurisdiction or the initiation or threatening in writing of any proceeding for such purpose, or (D) at any time when a prospectus is required to be delivered under the Securities Act, that the Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder;

                           (iii) in the event that the Company or the Guarantors
                  would be required, pursuant to Section 3(f)(ii)(D), to notify any broker-dealers holding Exchange Notes, promptly prepare and furnish to each such Holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Notes, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or notify such broker-dealers that the offer and sale of Exchange Notes pursuant to the Exchange Offer Registration Statement may continue;

                           (iv) use their respective reasonable best efforts to
                  obtain the withdrawal of any order suspending the effectiveness of the Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                           (v) use their respective reasonable best efforts to
                  register or qualify the Exchange Notes under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(f)(v), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders; and

                           (vi) make generally available to its security Holders
                  as soon as practicable but no later than eighteen months after the effective date of such registration statement, an earning statement of the Company, the Guarantors and their subsidiaries complying with Section 1(a) of the Securities
                  Act (including, at the option of the Company, Rule 158 thereunder).

                  In case any of the foregoing obligations is dependent upon information provided or to be provided by a party other than the Company or the Guarantors, such obligation shall be subject to the provision of such information; provided that the Company or the Guarantors shall use their respective reasonable best efforts to obtain the necessary information from any party responsible for providing such information.

         4.       Registration Expenses.

         The Company and the Guarantors agree to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's or the Guarantors' performance of or compliance with this Agreement, including (a) all Commission and any National Association of Securities Dealers registration and filing fees and expenses, (b) all filing fees and expenses in connection with the qualification of the Initial Notes or Exchange Notes for offering and sale under the state securities and blue sky laws referred to in Section 3(b)(x) and Section 3(f)(v) hereof, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Exchange Notes and all other documents relating hereto, (d) fees and expenses of the Trustee under the Indenture, and of any escrow agent or custodian, (e) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (f) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any Holder of Transfer Restricted Securities or any placement or sales agent therefor or underwriter thereof, the Company and the Guarantors shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a documented request therefor. Notwithstanding the foregoing, the Holders of the Transfer Restricted Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Transfer Restricted Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel and experts specifically referred to above.

         5.       Indemnification.

                  (a) Indemnification by the Company and the Guarantors. In connection with a Shelf Registration, the Company and the Guarantors shall, and they hereby, jointly and severally, agree to, indemnify and hold harmless each of the Holders of Transfer Restricted Securities, included in such Shelf Registration, and each person who is named in such Shelf Registration or a supplement thereto as a placement or sales agent or as an underwriter in any offering or sale of such Transfer Restricted Securities and each person who controls any such person (each, a "Participant") within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act, from and against any and all losses, liabilities, claims, damages and expenses whatsoever, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to any Participants furnished to the Company in writing by or on behalf of such Participant expressly for use therein. This indemnity will be in addition to any liability which the Company and the Guarantors may otherwise have, including under this Agreement.

                  (b) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

                  (c) Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6(a) is for any reason held to be unavailable from the indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and each Participant, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Guarantors, any contribution received by the Company and the Guarantors from persons, other than the Participants, who may also be liable for contribution, including persons who control the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and the Participants may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on one hand, and such Participant, on the other hand, from the offering of the Initial Notes or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on one hand, and each Participant, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on one hand, and of each

         Participant, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or such Participant and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Participants agree that it would not be just and equitable if contribution pursuant to this
         Section 6(b) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 6(b), (i) in no case shall any of the Participant required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Participant from the sale of any Transfer Restricted Securities exceeds the amount of any damages which such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions in respect of the Transfer Restricted Securities underwritten by it and distributed to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(b), (A) each person, if any, who controls any of the Participants within the meaning of Section 15 of the Act or
         Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of each of the Participants or any controlling person shall have the same rights to contribution as the Participants, and (X) each person, if any, who controls any of the Company and the Guarantors within the meaning of
         Section 15 of the Act or Section 20(a) of the Exchange Act and (Y) the respective officers, directors, partners, employees, representatives and agents of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses (i) and (ii) of this Section 6(b).

         6. Rule 144.

         The Company and the Guarantors covenant to the Holder of Transfer Restricted Securities that the Company and the Guarantors shall use their respective reasonable best efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph
(c)(l) of Rule 144) and the rules and regulations adopted by the Commission thereunder, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitations of the safe harbor provided by Rule 144, as such Rule 144 may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission.

         7. Remedies.

         The Company and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 2 of this

Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

         8.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant, covenant and agree that they have not granted, and shall not grant, registration rights with respect to Transfer Restricted Securities which would be inconsistent with the terms contained in this Agreement.

                  (b) Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or
         (d) sent by telecopy or telegram, as follows:

                           (i)      If to the Initial Purchasers:

                                    Bear Stearns & Co. Inc.
                                    245 Park Avenue
                                    New York, New York 10167
                                    Telecopy No.:  (212) 272-3092

                                    with a copy to:

                                    Latham & Watkins
                                    885 Third Avenue
                                    New York, New York 10022
                                    Telecopy No.:  (212) 751-4864
                                    Attention: Roger H. Kimmel, Esq.

                           (ii)     If to the Company and the Guarantors, at:

                                    Protection One Alarm Monitoring, Inc.
                                    6225 North Highway 161
                                    Suite 400
                                    Irving, Texas 75038
                                    Telecopy No.:  (972) 916-6156
                                    Attention:  General Counsel

                                    with a copy to:

                                    Weil, Gotshal & Manges LLP
                                    100 Crescent Court, Suite 1300
                                    Dallas, Texas 75201

                                    Telecopy No.: (214) 746-7777
                                    Attention:  Jeremy W. Dickens, Esq.

         or, in each case, at such other address as may be specified in writing to the other parties hereto.

                  (c) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any Holder of Transfer Restricted Securities shall acquire Transfer Restricted Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by and to perform, all of the applicable terms and provisions of this Agreement.

                  (d) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of the Company or the Guarantors, any officer, director or agent of the Company or the Guarantors, any Holder of Transfer Restricted Securities, any director, officer or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Transfer Restricted Securities pursuant to the Purchase Agreement and the transfer and registration of Transfer Restricted Securities by such Holder and the consummation of an Exchange Offer.

                  (e) LAW GOVERNING. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK.

                  (f) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                  (g) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company, the Guarantors and the Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding. Each Holder of any Transfer Restricted Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 8(g), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Transfer Restricted Securities or is delivered to such Holder.

                  (h) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the Holders of Transfer Restricted Securities shall be made available for inspection and copying on any business day by any Holder of Transfer Restricted Securities for proper purposes only (which shall include any purpose related to the rights of the Holders of Transfer Restricted Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 8(b) above, or at the office of the Trustee under the Indenture.

                  (i) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                            [signature page follows]

Agreed to and accepted as of the date referred to above.

                                   PROTECTION ONE ALARM MONITORING, INC

                                   By: /s/ JOHN W. HESSE
                                       -------------------------------
                                       Name: John W. Hesse
                                       Title: Chief Financial Officer, Vice
                                              President and Secretary



                                   PROTECTION ONE, INC.



                                   By: /s/ JOHN W. HESSE
                                       -------------------------------
                                       Name: John W. Hesse
                                       Title: Chief Financial Officer, Vice
                                              President and Secretary



                                   WESTAR SECURITY, INC.



                                   By: /s/ JOHN W. HESSE
                                       -------------------------------
                                       Name: John W. Hesse
                                       Title: Secretary and Treasurer




                                   WESTSEC, INC.



                                   By: /s/ JOHN W. HESSE
                                       -------------------------------
                                       Name: John W. Hesse
                                       Title: Secretary and Treasurer

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.



                                           BEAR, STEARNS & CO. INC.


                                         By: /s/ TIMOTHY O'NEIL
                                            -----------------------------------
                                            Name: Timothy O'Neil
                                            Title: Senior Managing Director


                                         LEHMAN BROTHERS INC.


                                         By: /s/ C. VAN SCHELTINGER
                                            -----------------------------------
                                            Name: C. Van Scheltinger
                                            Title: Senior Vice President


                                         MORGAN STANLEY & CO. INCORPORATED


                                         By: /s/ MARK BRADLEY
                                            -----------------------------------
                                            Name: Mark Bradley
                                            Title: Principal


                                         SALOMON BROTHERS INC


                                         By: /s/ ARTHUR H. TILDESLEY, JR.
                                            -----------------------------------
                                            Name: Arthur H. Tildesley, Jr.
                                            Title: Managing Director